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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT TO
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
 April 12, 2002

EQUITY OIL COMPANY
(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	0-610 (Commission File Humber)	87-0129795 (I.R.S. Employer Identification Number)
10 West Broadway, Suite 806 Salt Lake City, UT (Address of principal executive offices)		84101 (Zip Code)

(801) 521-3515
Registrant's telephone number, including area code

This report contains 14 pages.

Explanatory Note:

        This amendment to the Current Report on Form 8-K filed April 26, 2002 relates to the acquisition of certain producing and non-producing gas properties (the "Acquired Properties") from Stream Gas Co. on April 12, 2002. The purpose of this amendment is to file the financial statements for the Acquired Properties and pro forma financial information required by Item 7.

Item 2. Acquisition or Disposition of Assets.

        On April 12, 2002, Equity Oil Company (Equity), the purchaser, acquired interests in 27 producing and 16 non-producing gas wells and certain associated undeveloped leaseholds located in Yolo County California from Stream Gas Co. et al, The Church in Austin and The Church in Oklahoma City, the sellers. The interests acquired were working interests and Equity became the operator of the properties.

        The total consideration paid for the Acquired Properties was $32.0 million. The Company used funds borrowed under a $75 million Credit Facility to finance the transaction. The effective date of the acquisition was January 1, 2002.

Item 7. Financial Statements and Exhibits.

(a)
Financial statements of business acquired.

  An index of historical financial statements of the business acquired included in this report is presented on page 5.

(b)
Pro forma financial information.

  An index of pro forma financial information included in this report is presented on page 5.

(c)
Exhibits.

  None

FORWARD-LOOKING STATEMENTS

        Except for the historical information contained herein, the matters discussed in this Form 8-K/A contain forward-looking statements within the meaning of Section 27a of the Securities Act of 1933, as amended, and Section 21e of the Securities Exchange Act of 1934, as amended, that are based on management's beliefs and assumptions, current expectations, estimates, and projections. Statements that are not historical facts, including without limitation statements which are preceded by, followed by or include the words "believes," "assumes," "anticipates," "plans," "estimates," "expects," "may," "should" or similar expressions are forward-looking statements. Many of the factors that will determine our future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially. All subsequent written and oral forward-looking statements attributable to Equity, or persons acting on its behalf, are expressly qualified in their entirety by these cautionary statements. We disclaim any obligation to update any forward-looking statements whether as a result of new information, future events or otherwise.

        Important factors that may affect future results include, but are not limited to: drilling success, the risk of a significant natural disaster, our inability to insure against certain risks, fluctuations in commodity prices, the inherent limitations in the ability to estimate oil and gas reserves, changing government regulations, as well as general market conditions, competition and pricing, and other risks detailed from time to time in our SEC reports, copies of which are available upon request from our investor relations department.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EQUITY OIL COMPANY (Registrant)
Date: June 19, 2002	By:	/s/ PAUL M. DOUGAN Paul M. Dougan President
Date: June 19, 2002	By:	/s/ RUSSELL V. FLORENCE Russell V. Florence Treasurer Principal Accounting Officer

INDEX TO FINANCIAL STATEMENTS

PAGE
I. FINANCIAL STATEMENTS OF THE ACQUIRED PROPERTIES
Report of Independent Accountants	6
Historical Summaries of the Gas Revenues and Direct Operating Expenses of the properties acquired by Equity Oil Company for the years ended December 31, 2001, 2000 and 1999	7
Notes to Historical Summaries of the Gas Revenues and Direct Operating Expenses of the properties acquired by Equity Oil Company	8
II. UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS OF EQUITY OIL COMPANY
Introduction	10
Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2002 (unaudited)	11
Pro Forma Condensed Consolidated Statement of Income for the three months ended March 31, 2002 (unaudited)	12
Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2001 (unaudited)	13
Notes to Pro Forma Condensed Consolidated Financial Statements (unaudited)	14

Report of Independent Accountants

To the Board of Directors and Stockholders of Equity Oil Company:

        We have audited the accompanying Historical Summaries of the Gas Revenues and Direct Operating Expenses of the Properties Acquired by Equity Oil Company (the "Company") for each of the three years in the period ended December 31, 2001 (the "Historical Summaries"). These Historical Summaries are the responsibility of the Company's management. Our responsibility is to express an opinion on the Historical Summaries based on our audits.

        We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summaries are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summaries. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summaries. We believe that our audits provide a reasonable basis for our opinion.

        The accompanying Historical Summaries were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K filing of Equity Oil Company) and are not intended to be a complete financial presentation of the properties acquired by Equity Oil Company.

        In our opinion, the Historical Summaries referred to above present fairly, in all material respects, the gas revenues and direct operating expenses of the properties acquired by Equity Oil Company for each of the three years in the period ended December 31, 2001, in accordance with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Salt Lake City, Utah
May 3, 2002

HISTORICAL SUMMARIES OF THE GAS REVENUES AND
DIRECT OPERATING EXPENSES OF THE PROPERTIES ACQUIRED BY
EQUITY OIL COMPANY

	Years Ended December 31,
	2001	2000	1999
Gas revenues	$38,094,933	$20,110,088	$2,239,091
Direct operating expenses	2,118,147	899,828	393,850

Revenues in excess of direct operating expenses	$35,976,786	$19,210,260	$1,845,241

Notes to the Historical Summaries of Gas Revenues and Direct
Operating Expenses of the Properties Acquired by Equity Oil
Company

1. Organization and Basis of Presentation:

        The accompanying Historical Summaries present the gas revenues and direct operating expenses of the properties acquired by Equity Oil Company ("Equity") on April 12, 2002. The Acquired Properties are located in Yolo County, California. The Historical Summaries may not be representative of future operations.

        The accompanying Historical Summaries were prepared from the historical accounting records of Stream Energy Co. in accordance with accounting principles generally accepted in the United States of America (GAAP).

        Historical financial statements reflecting financial position, results of operations and cash flows as required by GAAP are not presented as such information is neither readily available nor considered meaningful for the properties. The Historical Summaries do not include depreciation, depletion and amortization, general and administrative, interest or federal income tax expenses. Accordingly, the accompanying Historical Summaries are not intended to represent the results of operations of the properties in conformity with GAAP.

2. Summary of Significant Accounting Policies:

        The Historical Summaries follow the successful efforts method of accounting for oil and gas activities.

        Revenues from sales of gas are based on historical product prices received at the point of sale.

        Direct operating expenses include payroll, lease and well repairs, production taxes, maintenance, utilities and other direct operating expenses.

  Use of Estimates

        The preparation of the Historical Summaries in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts. Actual results could differ from those estimates.

3. Disclosures about Gas Reserves (Unaudited):

  Reserves

        The following table summarizes Equity's net ownership interests in estimated quantities of the proved gas reserves of the Acquired Properties at April 12, 2002 (the closing date), as estimated by the Company's petroleum engineers.

Natural Gas (MCF)
Proved developed producing reserves	9,392,000
Proved developed behind pipe reserves	11,545,000
Proved undeveloped reserves	5,326,000

Total proved reserves	26,263,000

        Production volumes for prior periods were added back to the above referenced reserve amounts to arrive at reserve totals for December 31, 2001, 2000 and 1999, respectively.

Natural Gas (MCF)
Proved reserves as of April 12, 2002	26,263,000
2002 Production (through March 31, 2002)	1,438,500

Proved reserves as of December 31, 2001	27,701,500
2001 Production	2,810,000

Proved reserves as of December 31, 2000	30,511,500
2000 Production	2,129,000

Proved reserves as of December 31, 1999	32,640,500

Standardized Measure of Discounted Future Net Cash Flows Relating to Proved Gas Reserves.

        The following table presents the Standardized Measure of Discounted Future Net Cash Flows before future income taxes from proved gas reserves of the Acquired Properties. As prescribed by the Financial Accounting Standards Board, the amounts are based on prices and costs at April 12, 2002, and assume continuation of existing economic conditions. A discount factor of 10% was used to reflect the timing of future net cash flows. Extensive judgements are involved in estimating the timing of production and the costs that will be incurred throughout the remaining lives of the fields. Accordingly, the estimates of future net cash flows from proved reserves and the present value thereof may not be materially correct when judged against actual subsequent results. Further, since prices and costs do not remain static, no price or cost changes have been considered, and future production and development costs are estimates of costs to be incurred in developing and producing the estimated proved gas reserves, the results are not necessarily indicative of the fair market value of estimated proved reserves, and the results may not be comparable to estimates disclosed by other oil and gas producers.

As of April 12, 2002
(in thousands)
Future cash inflows	$64,765,367
Future production costs	(8,571,995)
Future development costs	(3,955,580)

Future net cash flows	52,237,792
10% annual discount for estimating timing of cash flows	(13,566,737)

Standard measure (before income taxes) of discounted future net cash flows relating to proved gas reserves	$38,671,055

EQUITY OIL COMPANY
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

        The following unaudited pro forma condensed consolidated balance sheet as of March 31, 2002, gives effect to the acquisition of the Acquired Properties as if it occurred on that date. The unaudited pro forma condensed consolidated statements of income for the three months ended March 31, 2002 and for the year ended December 31, 2001, give effect to the acquisition of the Acquired Properties as if it occurred on January 1, 2001.

        The unaudited pro forma financial statements presented are based upon the historical consolidated financial statements of Equity Oil Company and the historical summaries of the gas revenues and direct operating expenses of the Acquired Properties and should be read in conjunction with such financial statements and related notes thereto which are contained in the Company's 2001 Annual Report on Form 10-K and this Current Report on Form 8-K/A.

        The pro forma financial statements are based upon assumptions and include adjustments as explained in the notes to the unaudited pro forma condensed consolidated financial statements, and the actual recording of the transactions could differ. The unaudited pro forma financial statements are not necessarily indicative of financial results that would have occurred had the acquisition of the Acquired Properties been effective on March 31, 2002 or January 1, 2001, and should not be viewed as indicative of operations in future periods.

EQUITY OIL COMPANY
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF MARCH 31, 2002
(Unaudited)

	Equity Historical	Pro Forma Adjustments		Pro Forma Amounts
ASSETS:
Cash and cash equivalents	$393,159	$—		$393,159
Accounts receivable	2,774,231	—		2,774,231
Income taxes receivable	1,906,078	—		1,906,078
Deferred income taxes	25,843	—		25,843
Other current assets	5,901	—		5,901

Total current assets	5,105,212	—		5,105,212
Property and equipment, net	41,682,475	32,000,000	(a)	73,682,475
Other non-current assets, net	345,440	—		345,440

Total assets	$47,133,127	$32,000,000		$79,133,127

LIABILITIES AND SHAREHOLDERS' EQUITY:
Current liabilities	$2,128,639	$—		$2,128,639
Deferred income taxes	4,549,501	—		4,549,501
Long term debt	5,500,000	32,000,000	(b)	37,500,000
Shareholders' equity	34,954,987	—		34,954,987

Total liabilities and shareholders' equity	$47,133,127	$32,000,000		$79,133,127

See Notes to Pro Forma Condensed Consolidated Financial Statements

EQUITY OIL COMPANY
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED MARCH 31, 2002
(Unaudited)

	EQUITY HISTORICAL	ACQUIRED PROPERTIES HISTORICAL	PRO FORMA ADJUSTMENTS		PRO FORMA AMOUNTS
REVENUES
Oil and gas sales	$3,665,726	$2,934,584	$—		$6,600,310
Other	66,210	—	—		66,210

	3,731,936	2,934,584	—		6,666,520

EXPENSES
Operating costs	1,744,279	718,517	—		2,462,796
Depreciation, depletion and amortization	900,000	—	1,550,000	(c)	2,450,000
3-D seismic	14,934	—	—		14,934
Exploration	408,084	—	—		408,084
General and administrative	547,314	—	—		547,314
Interest	50,889	—	332,000	(d)	382,889

	3,665,500	718,517	1,882,000		6,266,017

Income before income taxes	66,436	2,216,067	(1,882,000)		400,503
Provision for income taxes	24,600	—	123,500	(e)	148,100

NET INCOME	$41,836	$2,216,067	$(2,005,500)		$252,403

Net income per share
Basic	$.00				$.02
Diluted	$.00				$.02
Weighted average shares outstanding
Basic	12,687,061				12,687,061
Diluted	12,813,446				12,813,446

See Notes to Pro Forma Condensed Consolidated Financial Statements

EQUITY OIL COMPANY
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
FOR THE YEAR ENDED DECEMBER 31, 2001
(Unaudited)

	EQUITY HISTORICAL	ACQUIRED PROPERTIES HISTORICAL	PRO FORMA ADJUSTMENTS		PRO FORMA AMOUNTS
REVENUES
Oil and gas sales	$20,590,476	$38,094,933	$—		$58,685,409
Other	344,378	—	—		344,378

	20,934,854	38,094,933	—		59,029,787

EXPENSES
Operating costs	6,720,610	2,118,147	—		8,838,757
Depreciation, depletion and amortization	4,197,543	—	2,947,000	(c)	7,144,543
Impairment of properties	404,395	—	—		404,395
3-D seismic	697,676	—	—		697,676
Exploration	2,203,486	—			2,203,486
General and administrative	2,440,241	—	—		2,440,241
Interest	431,108	—	1,328,000	(d)	1,759,108

	17,095,059	2,118,147	4,275,000		23,488,206

Income before income taxes	3,839,795	35,976,786	(4,275,000)		35,541,581
Provision for income taxes	1,558,678	—	11,729,600	(e)	13,288,278

NET INCOME	$2,281,117	$35,976,786	$(16,004,600)		$22,253,303

Net income per share
Basic	$.18				$1.75
Diluted	$.18				$1.72
Weighted average shares outstanding
Basic	12,680,068				12,680,068
Diluted	12,946,226				12,946,226

See Notes to Pro Forma Condensed Consolidated Financial Statements

EQUITY OIL COMPANY
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

(a)
To record the purchase price of the Acquired Properties.

(b)
To record the incurrence of debt to fund the amount paid for the Acquired Properties.

(c)
To adjust depreciation, depletion and amortization expense as a result of acquiring the properties.

(d)
To record additional interest expense on the net increase in borrowings under the Credit Facility. Interest rates used were 4.15% for the periods ending March 31, 2002 and December 31, 2001.

(e)
To record income tax expense on the pro forma increase in income before income taxes at the effective rate of 37%.

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  Item 2. Acquisition or Disposition of Assets.
  Item 7. Financial Statements and Exhibits.
SIGNATURES
INDEX TO FINANCIAL STATEMENTS
Report of Independent Accountants
HISTORICAL SUMMARIES OF THE GAS REVENUES AND DIRECT OPERATING EXPENSES OF THE PROPERTIES ACQUIRED BY EQUITY OIL COMPANY
EQUITY OIL COMPANY UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
EQUITY OIL COMPANY PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF MARCH 31, 2002 (Unaudited)
EQUITY OIL COMPANY PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME FOR THE THREE MONTHS ENDED MARCH 31, 2002 (Unaudited)
EQUITY OIL COMPANY PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER 31, 2001 (Unaudited)
EQUITY OIL COMPANY NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)